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                                                                   EXHIBIT 10.39

                               AMENDMENT NO. 2 TO
                          LEASE DATED NOVEMBER 29,1999
                            BRISBANE TECHNOLOGY PARK


         THIS AMENDMENT NO. 2 TO LEASE (this "Amendment"), dated November 16, 2000, is made and entered into by and between GAL-BRISBANE, L.P., a California limited partnership ("Landlord"), AND SNOWBALL.COM, INC., a Delaware corporation ("Tenant").

         Landlord and Tenant entered into that certain Lease dated November 29, 1999 (the "Original Lease"), as amended by that certain First Amendment to Lease dated May 4, 2000 (the "First Amendment, and together with the Original Lease, collectively, the "Lease") for premises within Building A (the "Building A Premises") at 3280 Bayshore Boulevard, Brisbane, California, and premises within Building B (the "Building B Premises") at 3260 Bayshore Boulevard, Brisbane California and premises within Building C (the "Building C Premises") at 3240 Bayshore Boulevard, Brisbane, California. Terms used herein that are defined in the Lease shall have the meanings therein defined. Landlord and Tenant have agreed that the Lease is to be terminated as to the Building A Premises and the Building B Premises in accordance with the terms hereinafter set forth. Accordingly, Landlord and Tenant hereby agree as follows:

         l.    Confirmation of Rentable Area and Commencement and Expiration
Dates.

               (a) The rentable area of each of the Building A Premises, the Building B Premises and the Building C Premises as set forth in the Lease Summary shall be deemed to be the accurate rentable areas for all purposes of the Lease. As set forth in the Lease Summary, the rentable areas for each building are as follows: Building A has 55,883 rentable square feet of space; Building B has 61,414 rentable square feet of space; and Building C has 65,987 rentable square feet of space.

               (b) The Commencement Date for each of Buildings A, B and C is October 8, 2000.

               (c) The Expiration Date for each of Buildings A, B and C is as follows:

               Building A Expiration Date: November 30, 2010

               Building B Expiration Date: November 30, 2011

               Building C Expiration Date: November 30, 2012

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         2.    Right to Lease Buildings A and B. Effective as of October 23,
               --------------------------------
2000, (a) Landlord shall have the exclusive right to lease space within Buildings A and B to third parties on such terms as it shall see fit; (b) Landlord waives its claim for any breach of the provisions of Paragraph N of Exhibit C to the Lease; and (c) from and after October 23, 2000, unless and until Tenant waives a Termination Event in accordance with paragraph 3(b) below,
(i) Tenant's obligation to construct the Tenant Improvements described in the Lease with respect to Buildings A and B shall be limited to the obligation to
(x) complete Revised Core Improvements as provided in paragraph 5(c) below, and
(y) install elevators in the Building A Premises and the Building B Premises as provided in the Lease, (ii) Tenant shall have no right to occupy the Building A Premises or the Building B Premises, except to the extent required to complete Tenant's Work described in clause (i) above, and (iii) Tenant's obligations with respect to the Building A Premises and the Building B Premises, other than pursuant to clause (i) above, shall be limited to those set forth in Paragraphs 3.A.(i), 3.B, 5.C., 7, 9, 10, 11, 12, 18, and 24 of the Lease and Exhibit C to
the Lease; provided, however, that Tenant's obligations under Paragraphs 5.C., 7, 9, 11 and 18 and Exhibit C to the Lease (collectively, the "TI - Related Obligations) shall continue only until the Tenant Improvements referred to in clause (i) above are completed. Upon the occurrence of a Termination Event described in paragraph 3 below, Tenant shall have continuing rights and liabilities with respect to the Termination Space as provided in paragraph 4(e) below.

         3.    Termination Event. A "Termination Event" shall occur with respect
               -----------------
to each of the Building A Premises and the Building B Premises, or any part thereof, upon the first to occur of:

               (a) execution of a lease between Landlord and a new tenant, and the commencement of the rental obligation under such lease or the initial occupancy by the tenant of the premises leased under such lease, whichever is the earlier to occur; or

               (b) October 7, 2001, unless Tenant elects by notice given to Landlord not earlier than October 1, 2001 and not later than October 7, 2001 to waive the Termination Event; provided, however, that any such waiver of the Termination Event by Tenant shall not be effective as to any space in the Building A Premises or the Building B Premises for which Landlord has executed a letter of intent with a prospective tenant and is in active lease negotiations with such tenant or for which Landlord has a lease agreement executed by Landlord and tenant. Upon such waiver of a Termination Event, the provisions of paragraph 2(c) shall no longer apply and the date by which Tenant shall complete Tenant's Work under Paragraph N of Exhibit C to the Lease shall be February 5, 2002.

The portion of the Premises as to which a Termination Event has occurred is hereinafter referred to as "Termination Space." Landlord shall promptly notify Tenant of the occurrence of a Termination Event and the Termination Space to which it relates.

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         4.    Consequences of Termination Event. Upon the occurrence of a
               ---------------------------------
Termination Event:

               (a)    the Lease shall be terminated as to the Termination Space;

               (b) the Base Rent shall be reduced by an amount equal to the product obtained by multiplying the rentable area of the Termination Space by $2.00 per square foot;

               (c) the Security Deposit shall be reduced by an amount equal to the product obtained by multiplying $4,398,816 by a fraction, the numerator of which is the rentable area of the Termination Space and the denominator of which is 183,284 square feet, and Tenant shall be entitled to substitute a Letter of Credit in the amount of the reduced Security Deposit for the Letter of Credit then held by Landlord; provided that Tenant pays all fees and costs associated with the issuance of the new or modified Letter of Credit, and so long as the new or modified Letter of Credit satisfies the requirements of Paragraph 28(b) of the Lease;

               (d) in the event the Termination Event occurs on or before March 31, 2001, Tenant shall pay to Landlord, as a condition of the Lease being terminated as to the Termination Space, an amount equal to the product obtained by multiplying the rentable area of the Termination Space by $6.00 per square foot, provided that no such payment shall be due if the Termination Event is based on the lease of space to Intermune Pharmaceuticals, Inc. or any entity controlled by, controlling or under common control with Intermune Pharmaceuticals, Inc; and

               (e) Although the Lease shall be terminated as to the Termination Space as provided herein, Landlord and Tenant agree that any obligations of Tenant under the Lease arising and/or accruing pursuant to paragraph 2 above prior to such Lease termination (and with respect to the TI-Related Obligations, any such obligations arising and/or accruing prior to completion of the Tenant Improvements described in paragraph 2(c)(i) above) shall survive the Lease termination (and with respect to the TI-Related Obligations, shall survive the completion of the Tenant Improvements described in paragraph 2(c)(i) above) as though the natural expiration of the Lease had occurred (with respect to the Termination Space) on the date the applicable Termination Event occurs (or with respect to the TI-Related Obligations, on the date completion of the Tenant Improvements described in paragraph 2(c)(i) occurs).

         5.    Improvement Payments.
               --------------------

               (a) Landlord shall reimburse Tenant an amount equal to $298,000 (the "Elevator Allowance") on account of the elevators installed, or in the process of being installed, by Tenant in Buildings A, B and C. The Elevator Allowance shall be disbursed to Tenant in accordance with Paragraph 4.2 of the First Amendment. Notwithstanding anything to the contrary contained herein or in the Lease, Tenant shall not make more than one (1) request for disbursement of the Elevator Allowance, or portion thereof each calendar month, and if Tenant is requesting, within the same calendar month, a disbursement of the Tenant Improvement Allowance and/or Additional Tenant

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Improvement Allowance with respect to completion of the Building C Tenant
Improvements or a disbursement of the Tenant improvement Allowance with respect to completion of the Revised Core Improvements in Buildings A and/or Building B, then any request for disbursement of all or a portion of the Elevator Allowance pursuant to Paragraph 4.2 of the First Amendment must be made on the same date as, and in conjunction with, the other disbursement requests.

               (b) Building C has been completed and Tenant is in occupancy of the Building C Premises. Within thirty (30) days after satisfaction of all of the following conditions, Landlord shall pay Tenant $1,979,610 in payment of the Tenant Improvement Allowance and Additional Tenant Improvement Allowance for Building C, $111,766 in payment of $2.00 per square foot from the Additional Tenant Improvement Allowance for Building A, and $122,828 in payment of $2.00 per square foot from the Additional Tenant Improvement Allowance for Building B, for a total payment of $2,214,204 ($33.56 per square foot of rentable area in Building C):

                      (i) copies of invoices paid by Tenant in connection with the construction of the Tenant Improvements for Building C in an amount not less than $2,214,204, have been provided to Landlord;

                      (ii) unconditional lien waivers from Tenant's Contractor and all subcontractors, materialmen and suppliers that have performed work or supplied materials for work performed and materials installed by or for Tenant in Building C, have been provided to Landlord;

                      (iii) a certificate from Tenant's Architect identifying the Tenant Improvements in Building C that have been substantially completed and certifying that those Tenant Improvements have been substantially completed, has been provided to Landlord;

                      (iv) a certificate from Tenant's construction manager certifying that the Tenant Improvements installed in Building C have been substantially completed, has been provided to Landlord; and

                      (v) evidence has been provided to Landlord that a certificate of occupancy has been issued for Building C.

               (c) The "Revised Core Improvements" shall be the tenant improvements shown on the Submitted Plans referred to in the First Amendment to Lease dated May 4, 2000, as modified by the drawings prepared by HPC Architecture dated August 31, 2000 entitled "Owner Revisions" and as described in the Memo from Thomas S. Neal of HPC Architecture dated October 30, 2000 (the "Memo") with respect to Building B but applicable to Building A as well, exclusive of improvements indicated in the Memo to be provided by tenant. Tenant shall cause the Revised Core Improvements presently under construction in Buildings A and B to be completed as expeditiously as possible in accordance with the applicable terms of the Lease. Within thirty (30) days after


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satisfaction of all of the following conditions in respect of each of Buildings
A and B, Landlord shall pay Tenant the Tenant Improvement Allowance due to Tenant under the Lease for Building A or B, as applicable:

                       (i) copies of invoices paid by Tenant in connection with the construction of the Revised Core Improvements for Building A or B in the amount of the Tenant Improvement Allowance due, have been provided to Landlord;

                      (ii) unconditional lien waivers from Tenant's Contractor and all subcontractors, materialmen and suppliers that have performed work or supplied materials for work performed and materials installed by or for Tenant in Building A or B, as applicable, have been provided to Landlord;

                      (iii) a certificate from Tenant's Architect identifying the Revised Core Improvements in Building A or B that have been substantially completed and certifying that those Revised Core Improvements have been substantially completed, has been provided to Landlord;

                      (iv) a certificate from Tenant's construction manager certifying that the Revised Core Improvements installed in Building A or B have been substantially completed, has been provided to Landlord; and

                      (v) evidence has been provided to Landlord that the building inspector for the City of Brisbane has given final sign-off on the building permit for the Revised Core Improvements installed in Building A or B.

               (d) Landlord shall not be obligated to pay any sums due to Tenant pursuant to this paragraph 5 for so long as Tenant is in default in any material terms of the Lease. Landlord and Tenant agree that for the purposes of satisfying the foregoing conditions precedent to payment, Paragraph N of Exhibit C to the Lease is not a material term of the Lease.

         6.    Adjustment to Base Rent for Building C. Paragraph M(ii)(b) of
               --------------------------------------
Exhibit C to the Lease provides for any Additional Tenant Improvement Allowance to be repaid to Landlord on an amortized basis over 10 years at 10% interest. Landlord and Tenant acknowledge that the aggregate Additional Tenant Improvement Allowance to be made to Tenant is $564,529 ($329,935 of which is the Building C Additional Tenant Improvement Allowance, $111,766 of which is from the Building A Additional Tenant Improvement Allowance, and $122,828 of which is from the Building B Additional Tenant Improvement Allowance), and that the monthly amortization of the aggregate Additional Tenant Improvement Allowance over 10 years at 10% interest is $7,460.29. The Amortization Period shall be January 1, 2001 through December 31, 2010, and during the Amortization Period Tenant shall pay to Landlord, as an addition to Base Rent, $7,460.29 per month in order to amortize the aggregate Additional Tenant Improvement Allowance.

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         7.    Confirmation. Landlord and Tenant hereby ratify and confirm all
               ------------
of the provisions of the Lease, as modified by paragraphs 1 through 6 above.

         8.    Real Estate Commissions.
               -----------------------

               (a) The remaining unpaid commission due to BT Commercial Real Estate upon Tenant's occupancy of Buildings A and B pursuant to a separate agreement between Landlord and BT Commercial Real Estate shall be payable on a pro rata basis only if and to the extent any space in Building A or B is not leased to a new tenant on or before October 7, 2001, and Tenant has waived the Termination Event that would otherwise occur pursuant to paragraph 3(b) above.

               (b) No commission shall be due to BT Commercial Real Estate by reason of the return of any space in Building A or B by Tenant to Landlord pursuant to the terms hereof.

               (c) The Exclusive Authorization to Sublease dated August 30, 2000 between Tenant and BT Commercial Real Estate as to Buildings A and B is hereby terminated in its entirety. In the event space in Building A or B is leased by Landlord to Intermune Pharmaceuticals, Inc. on or before March 31, 2001, Landlord shall cause BT Commercial Real Estate or any other real estate broker used by Landlord in connection with such lease to pay one-half the commission due it in respect of such lease to Robert Baumann of BT Commercial Real Estate.

         9.    Waiver of Termination Event. If Tenant waives a Termination Event
               ---------------------------
with respect to Buildings A or B or any portion thereof as provided in paragraph 3(b) hereof and such waiver is deemed effective under paragraph 3(b), then upon such waiver Tenant shall resume its full rights and obligations under the Lease for those portions of the Building A Premises and Building B Premises that do no constitute Termination Space.

         10.   Signage. Upon termination of the Lease as to Buildings A and/or
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B, the Project will become a multi-tenant office business park, and the signage program for the Project shall be redesigned as described in that certain Memo via Fax from Frank L. Henry to Jim Merryman dated August 15, 2000 and pursuant to the provisions of Section 32 of the Lease. Tenant shall pay the costs of the new, multi-tenant signage within thirty (30) days after an invoice therefor from Landlord on a pro rata basis based on Tenant's Project Percentage determined by its occupancy of Building C. If and when Tenant occupies more space in the Project upon the waiver of a Termination Event as provided in Section 3(b) hereof, then Tenant shall pay the additional signage costs on a pro rata basis.

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         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment
No. 2 to Lease as of the date first above written.

GAL-BRISBANE, L.P., a                  SNOWBALL.COM, INC., a
California limited partnership         Delaware corporation

By: Brisbane Tech LLC, a               By: /s/ MARK JUNG
    Delaware limited liability             -------------------------------------
    company, its General Partner           Name: Mark Jung
                                                 -------------------------------
    By: Stuhlmuller Real Estate, LLC,      Its:  CEO
        a Delaware limited liability             -------------------------------
        company, Manager
                                       By: /s/ JAMES R. TOLONEN
        By: /s/ ROGER C. STUHLMULLER       -------------------------------------
            -------------------------      Name: James R. Tolonen
            Roger C. Stuhlmuller                 -------------------------------
            Manager                        Its:  COO/CFO
                                                 -------------------------------
                                                 [signed on Nov 22, 2000]
                                                 /s/ JAMES R. TOLONEN


                                    JOINDER

               The undersigned hereby joins, consents to and agrees to be bound by the provisions of paragraph 8 above.

                                       BT COMMERCIAL REAL ESTATE

                                       By: /s/ MICHAEL D. CONNOR
                                           -------------------------------------
                                           Name: Michael D. Connor
                                                 -------------------------------
                                           Its:  Principal
                                                 -------------------------------

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